SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2012

IMPERIAL SUGAR COMPANY

(Exact name of registrant as specified in its charter)

TEXAS	000-16674	74-0704500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE IMPERIAL SQUARE P. O. BOX 9 SUGAR LAND, TEXAS		77487
(Address of principal executive offices)		(Zip Code)

(281) 491-9181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At the 2012 Annual Meeting of Shareholders of Imperial Sugar Company (the “Company”) held on March 22, 2012 (the “2012 Annual Meeting”), three proposals were voted on by the Company’s shareholders. The proposals are described in detail in the Company’s Definitive Proxy Statement relating to the 2012 Annual Meeting that was filed with the Securities and Exchange Commission on January 25, 2012 (the “Proxy Statement”). A brief description of the proposals and the final results of the votes for each matter are as follows:

1.	The Company’s shareholders elected all of the Class I Director nominees to serve as members of the Company’s Board of Directors until the Company’s 2015 Annual Meeting of Shareholders.

Name	For	Against	Abstain	Broker Non-Votes
John C. Sheptor	3,260,515	647,279	16,797	5,279,208
John K. Sweeney	3,266,329	641,546	16,716	5,279,208

2.	The Company’s shareholders ratified the appointment of Deloitte & Touch LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.

For	Against	Abstain	Broker Non-Votes
8,550,601	596,381	56,817	—

3.	The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the “Compensation Discussion and Analysis” section of the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
3,136,507	729,213	58,871	5,279,208

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL SUGAR COMPANY

Date: March 22, 2012	By:	/s/ H. P. MECHLER
H. P. Mechler
Senior Vice President and Chief Financial Officer